UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 3, 2010

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 3, 2010, Steven K. Eyre resigned as Executive Vice President, Oregon Region President of Home Federal Bank.  Home Federal Bank is a wholly owned subsidiary of Home Federal Bancorp, Inc.   Mr. Eyre’s resignation was effective on February 3, 2010.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: February 8, 2010	By: /s/Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial Officer